Exhibit 10.47

SIXTH AMENDMENT TO OFFICE BUILDING LEASE

This SIXTH AMENDMENT TO OFFICE BUILDING LEASE (“Amendment”) is made and entered into as of September 16, 2013, by and between WEST STATE CO, LP, a California limited partnership as predecessor-in-interest to PARK LAKE APARTMENTS, L.P., a California limited partnership (“Landlord”) and RIMINI STREET, INC., a Nevada corporation (“Tenant”).

RECITALS:

A.          WHEREAS, Landlord’s predecessor-in-interest and Tenant entered into that certain Office Building Lease dated as of September 2006 (“Original Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord Suite 246, consisting of approximately 1,794 rentable square feet and located on the second floor (“Original Premises”) of the building located at 6601 Koll Center Parkway, Pleasanton, California (“Building”);

B.          WHEREAS, the Original Lease was amended by that certain First Amendment to Office Building Lease dated as of October 2007 (“First Amendment”) pursuant to which, among other things, Landlord leased to Tenant, Suite 350, consisting of approximately 5,766 rentable square feet and located on the third floor (“Replacement Premises”) of the Building, in lieu of the Original Premises;

C.          WHEREAS, the Original Lease was further amended by that certain Second Amendment to Office Building Lease dated as of May 2009 (“Second Amendment”, together with the First Amendment and Original Lease, as amended, is referred to herein as the “Lease”) pursuant to which, among other things: (i) the Renewal Term was extended by the Second Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 6,337 rentable square feet of space on the third floor of the Building (“Expansion Premises”, together with the Replacement Premises is referred to herein as the “Existing Premises”) as of the Second Renewal Term Commencement Date;

D.          WHEREAS, the Original Lease was further amended by that certain Third Amendment to Office Building Lease dated as of October 2009, whereby, among other things: (i) the Renewal Term was extended by the Third Renewal Term; and (ii) Landlord additionally leased to Tenant and Tenant additionally leased from Landlord approximately 10,852 rentable square feet of space adjacent to the Existing Premises of the Building (“Second Expansion Premises”) as of the Third Renewal Term Commencement Date.

E.          WHEREAS, the Original Lease was further amended by that certain Fourth Amendment to Office Building Lease dated as of January 18, 2011, whereby, among other things: (i) the Third Renewal Term Commencement Date was amended to reflect the actual Commencement Date of the Third Amendment and: (ii) the Base Rent Tables in the Third Amendment were amended to reflect actual dates as well as corrections of scriveners errors in the Third Amendment.

F.          WHEREAS, the Original Lease was further amended by that certain Fifth Amendment to Office Building Lease dated as of April, 2012, whereby, among other things: (i) Tenant Leased the “Third Expansion Premises”, also known as “Suite 100” (ii) Tenant extended their Lease term in the Existing Premises and Second Expansion Premises (the Fourth Renewal Term).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          Recitals.  The foregoing recitals are incorporated herein by this reference.

2.          Defined Terms.  Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Lease.

3.          Effective Date.  The effective date of this Amendment shall be upon the mutual execution and delivery of this Amendment by Landlord and Tenant (“Effective Date”).

4.          Extension of Fourth Renewal Term. Pursuant to the Fifth Amendment, the Fourth Renewal Term expires on June 30, 2017.  As of the Effective Date, the term of the Lease for the Existing Premises, the Second Expansion Premises (from hereafter known as “Suite 300 Premises”) and the Third Expansion Premises (from hereafter known as “Suite 100 Premises”) shall be for sixty-seven (67) months (“Fifth Renewal Term”), commencing on December 1, 2013 (“Fifth Renewal Term Commencement Date”) and expiring on June 30, 2019.

5.          Fourth Expansion Premises.

(a)          In consideration of the rents, terms, provisions and covenants of this Amendment and the Lease, Landlord hereby leases unto Tenant and Tenant hereby rents and accepts from Landlord the “Fourth Expansion Premises” which is comprised of four second floor suites in the building: Suites 245, 248, 240, and 246.

(i)          Suites 245 and 248 will be combined to create the new Suite 200 Premises (from hereafter known as “Suite 200 Premises”) and consists of approximately 7,180 rentable square feet.  The Suite 200 Premises is more particularly described on Exhibit A attached hereto.  As of the Effective Date, the term of the Lease for the Suite 200 Premises shall be for sixty-seven (67) months (“Fourth Expansion Premises Term”) commencing on December 1, 2013 (“Fourth Expansion Premises Commencement Date”) and expiring on June 30, 2019.

(ii)          Suite 246 (from hereafter known as “Suite 246 Premises”) is comprised of 1,794 rentable square feet and is more particularly described on Exhibit A attached hereto.  As of the Effective Date, the term of the Lease for the Suite 246 Premises shall be for sixty-seven (67) months commencing on December 1, 2013 and expiring on June 30, 2019.

(iii)          Suite 240 (from hereafter known as “Suite 240 Premises”) is comprised of 2,107 rentable square feet and is more particularly described on Exhibit A attached hereto. As of the Effective Date, the term of the Lease for the Suite 240 Premises shall be for either (I) sixty-five (65) months commencing on February 1, 2014 and expiring on June 30, 2019 or (II) fifty-three (53) months commencing on February 1, 2015 and expiring on June 30, 2019.  In either event the term shall be defined as the “Fourth Expansion Premises Term - Suite 240 Premises” and the commencement date shall be defined as the “Fourth Expansion Premises Commencement Date - Suite 240 Premises”.

The Suite 240 Premises and the Suite 246 Premises will be combined at a to be determined date with the Suite 200 Premises and this plan is more particularly described on Exhibit A1 attached hereto and thereafter will be known as Suite 200.

(b)          Tenant covenants, as a material part of the consideration for the Lease, as amended hereby, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Amendment is made upon the condition of such performance.  On and after the Fifth Renewal Term Commencement Date, all of the terms and provisions of the Lease, as amended hereby, shall apply to the Suite 300 Premises, the Suite 100 Premises, the Suite 200 Premises, the Suite 246 Premises and the Suite 240 Premises.  From and after the Fifth Renewal Term Commencement Date, each and every reference in the Lease and in this Amendment to “Premises” shall be and mean the Suite 300 Premises, the Suite 100 Premises the Suite 200 Premises the Suite 246 Premises and the Suite 240 Premises, collectively.  The Premises consists of a total of approximately 39,504 rentable square feet.

6.          Base Rent for the Suite 300 Premises, the Suite 100 Premises, the Suite 200 Premises, the Suite 246 Premises and the Suite 240 Premises:

(a)          As of the Fifth Renewal Term Commencement Date, the monthly Base Rent for the Suite 300 Premises (approximately 22,955 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Existing Premises and the Second Expansion Premises
December 1, 2013 – December 31, 2013	$0.00	$0.00
January 1, 2014 – June 30, 2014	$2.05	$47,057.75
July 1, 2014 – June 30, 2015	$2.10	$48,205.50
July 1, 2015 – June 30, 2016	$2.15	$49,353.25
July 1, 2016 – June 30, 2017	$2.20	$50,501.00
July 1, 2017 – June 30, 2018	$2.30	$52,796.50
July 1, 2018 – June 30, 2019	$2.40	$55,092.00

(b)          As of the Fifth Renewal Term Commencement Date, the monthly Base Rent for the Suite 100 Premises (approximately 5,468 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
December 1, 2013 – June 30, 2014	$1.276	$6,975.73
July 1, 2014 – June 30, 2015	$2.10	$11,482.80
July 1, 2015 – June 30, 2016	$2.15	$11,756.20
July 1, 2016 – June 30, 2017	$2.20	$12,029.60
July 1, 2017 – June 30, 2018	$2.30	$12,576.40
July 1, 2018 – June 30, 2019	$2.40	$13,123.20

(c)          As of the Fifth Renewal Term Commencement Date, the monthly Base Rent for the Suite 200 Premises (approximately 7,180 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
December 1, 2013 – March 31, 2014	$0.00	$0.00
April 1, 2014 – June 30, 2014	$2.10	$15,078.00
July 1, 2014 – June 30, 2015	$2.15	$15,437.00
July 1, 2015 – June 30, 2016	$2.20	$15,796.00
July 1, 2016 – June 30, 2017	$2.25	$16,155.00
July 1, 2017 – June 30, 2018	$2.30	$16,514.00
July 1, 2018 – June 30, 2019	$2.35	$16,873.00

(d)          As of the Fourth Expansion Premises Commencement Date, the monthly Base Rent for the Suite 246 Premises (approximately 1,794 rentable square feet) shall be as follows:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
December 1, 2013 – March 31, 2014	$0.00	$0.00
April 1, 2014 – June 30, 2014	$2.10	$3,767.40
July I, 2014 – June 30, 2015	$2.15	$3,857.10
July 1, 2015 – June 30, 2016	$2.20	$3,946.80
July 1, 2016 – June 30, 2017	$2.25	$4,036.50
July 1, 2017 – June 30, 2018	$2.30	$4,126.20
July 1, 2018 – June 30, 2019	$2.35	$4,215.90

(e)          As of the Fourth Expansion Premises Commencement Date-Suite 240 Premises, the monthly Base Rent for the Suite 240 Premises (approximately 2,107 rentable square feet) shall be as follows depending on that date the Landlord is able to deliver the Suite 240 Premises:

If (I) Lease Commencement Date is February 1, 2014:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
February 1, 2014 – March 31, 2014	$0.00	$0.00
April 1, 2014 –June 30, 2014	$0.80	$1,685.60
July 1, 2014 – June 30, 2015	$2.15	$4,530.05
July 1, 2015 – June 30, 2016	$2.20	$4,635.40
July 1, 2016 – June 30, 2017	$2.25	$4,740.75
July 1, 2017 – June 30, 2018	$2.30	$4,846.10
July 1, 2018 – June 30, 2019	$2.35	$4,951.45

In the event of Landlord delay in the Lease Commencement Date, the above rent schedule will be adjusted in the Commencement Date Memorandum to reflect an underlying effective rate on the entire lease term for the Suite 246 Premises equal to $2.11 Full Service.  In no event will the Lease Expiration Date, June 30, 2019, be extended due to delay.

Or (II) Lease Commencement Date is February 1, 2015:

Period of the Fifth Renewal Term	Monthly Rental Rate Per Rentable Square Foot	Monthly Base Rent for the Third Expansion Premises
February 1, 2015 – June 30, 2015	$2.15	$4,530.05
July 1, 2015 – June 30, 2016	$2.20	$4,635.40
July 1, 2016 – June 30, 2017	$2.25	$4,740.75
July 1, 2017 – June 30, 2018	$2.30	$4,846.10
July 1, 2018 – June 30, 2019	$2.35	$4,951.45

7.          Tenant’s Percentage Share.  As of the Fifth Renewal Term Commencement Date, Tenant’s Percentage Share shall be adjusted upwards to 53.74%, to take into account the leasing of the Suite 200 Premises and the Suite 246 Premises.  At that date Tenant leases the Suite 240 Premises, Tenant’s Percentage Share shall be adjusted upwards to 56.77%.

8.          Base Year.  As of the Fifth Renewal Term Commencement Date, Tenant’s Base Year for the Suite 300 Premises and the Suite 100 Premises shall be adjusted to 2014.

Tenant’s Base Year for the Suite 200 Premises, the Suite 246 Premises, and the Suite 240 Premises shall be 2014.

9.          Tenant Improvements: Suite 300 Premises.  The Landlord will allow Tenant, at Tenant’s sole costs and expense, to create a new “Video Studio” by reconfiguring existing small break room and former IT room, attached hereto as Exhibit B1.  Additionally, the Landlord will allow Tenant, at Tenant’s sole cost and expense, to reconfigure Tenant’s existing conference room into two separate conference rooms, attached hereto as Exhibit B2.  Tenant Improvements shall be performed by licensed contractors selected by Tenant and approved by Landlord.  Tenant’s contractors shall provide evidence of insurance required by Landlord.  Landlord will provide Tenant an allowance of $8,000.00 to be applied to the costs of said work.

10.          Tenant Improvements: Fourth Expansion Premises.

(a)          Following the mutual execution and delivery of this Amendment and prior to the Fourth Expansion Premises Commencement Dates, Landlord shall construct and install certain improvements within the Fourth Expansion Premises which shall be constructed in accordance with the Space Plan prepared by Hopkins & Wall, dated August 27, 2013, attached hereto as Exhibit B3, to also include the following specifications and improvements:

(i)          Removal and replacement of all existing acoustical ceiling tiles in the Fourth Expansion Premises using building standard 2′ x 4′ “Armstrong 2767 Second Look”.

(ii)          Repair and/or replacement of existing levolor window blinds where necessary.

(iii)          The Landlord will give Tenant an allowance equal to twenty dollars ($20.00) per square yard for Tenant’s carpet, base and pad.

(iv)          The Landlord will provide building standard painted accent walls provided accent wall is fully painted.

Incremental costs for above standard improvements shall be paid for by Tenant, at Tenant’s election, in cash or amortized into the Base Rent on a straight-line basis over the paid months of the Fourth Expansion Premises Term.  Above standard improvements include, but are not limited to, any Tenant desired carpet upgrade above building standard carpet, floor monuments for conference rooms, any changes in color of building standard electrical, data and switch cover plates and any recessed projection screens.

In the event of any Tenant’s Delay (as defined below), Tenant shall be responsible for all increased costs of construction incurred by Landlord as a result of such Tenant’s Delay.

(b)          For the purposes herein, the term “Tenant’s Delay” shall mean any delay in the construction of Tenant Improvement in the Fourth Expansion Premises resulting from: (i) Tenant’s change(s) in the Space Plan(s) or specifications and additional improvements other than those of Exhibit B3 provided that Tenant shall not make changes without the prior written consent of Landlord, which consent shall not be unreasonably withheld unless such change either incorporates items which are not Building Standard Improvements; or (ii) Tenant’s request for materials, finishes or installations which require a longer time than Building standard improvements to obtain, install or complete; or (iii) Tenant’s failure to comply with Landlord’s contractor’s or subcontractor’s schedule; or (iv) an Event of Default by Tenant under the Lease or the existence of any event or condition which, with the passage of time or the giving of notice or both would constitute such an Event of Default; or (v) delays caused by Tenant in construction; or (vi) any work performed in, on or about the Fourth Expansion Premises by Tenant or any Tenant Parties concurrently with the performance by Landlord of the Fourth Expansion Premises Tenant Improvement causes delay of Landlord’s contractor’s or subcontractor’s schedule.  Tenant acknowledges that the length and/or impact of any “Tenant’s Delay” may exceed the duration or scope of such event due to the necessity of rescheduling work or other causes.

(c)          Tenant shall have early access to the Fourth Expansion Premises, with all accessing parties having appropriate insurance in place with Property Management, two (2) weeks prior to the Fourth Expansion Premises Commencement Date (or Fourth Expansion Premises Commencement Date-Suite 240 Premises) for the purpose of installing furniture, fixtures and voice and data systems, provided it does not interfere with Landlord’s ability to complete the Tenant Improvements.

11.          Delivery of Premises.  If the Landlord shall be unable to give possession of the Premises, exclusively the Suite 200 Premises and the Suite 246 Premises, on the Fourth Expansion Premises Commencement Date by reason of (i) the Landlord work is not substantially complete, (ii) the holding over or retention of possession of any tenant, tenants or occupants, or (iii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date.  Under such circumstances the Base Rent to be paid herein shall not commence until the Premises (exclusively the Suite 200 Premises and the Suite 246 Premises) are made available to Tenant by Landlord, and no such failure to give possession on the Fourth Expansion Premises Commencement Date shall affect the validity of this Sixth Amendment to Office Building Lease or the obligations of the Tenant hereunder.  The Base Rents due hereunder will be adjusted at the time that any or all of the Fourth Expansion Premises are delivered to Tenant substantially complete to reflect the same underlying effective rent of the rent structure specific to each suite with the lease expiration dates to remain unchanged.

Notwithstanding the foregoing, if the Fourth Expansion Premises Commencement Date for the Suite 200 Premises together with the Suite 246 Premises has not occurred within ninety (90) days after the Fourth Expansion Premises Commencement Date, the Tenant, by written notice to the Landlord given within ten (10) days after the expiration of such ninety (90) day period, may terminate the Sixth Amendment to Office Building Lease without any liability to the Landlord.

Separately, if the Fourth Expansion Premises Commencement Date-Suite 240 Premises has not occurred within ninety (90) days after the Fourth Expansion Premises Commencement Date-Suite 240 Premises, the Tenant, by written notice to the Landlord given within ten (10) days after the expiration of such ninety (90) day period, may terminate the terms of lease for the Suite 240 Premises in the Sixth Amendment to Office Building Lease for the Suite 240 Premises not delivered in said time frame without any liability to the Landlord.

If Landlord’s failure to complete Tenant’s improvements within ninety (90) days after the Fourth Expansion Premises Commencement Date and/or Fourth Expansion Premises Commencement Date-Suite 240 Premises is result of Tenant Delay, Tenant shall not have the option to terminate the Sixth Amendment to Office Building Lease or the terms of lease for the Suite 240 Premises in the Sixth Amendment to Office Building Lease.

12.          Tenant Refurbishment Allowance: This paragraph will replace paragraph 9. (b) in the Fifth (5th) Amendment:

Tenant shall have a credit of $20,000.00 with the Landlord for paint or other needed minor repair or touch-up.  Tenant shall be allowed to perform any needed work with prior written consent of the Landlord.  The Landlord will pay all invoices upon receipt from the Tenant up to $20,000.00 after which amount said costs shall be at the Tenant’s sole cost and expense.  Said $20,000.00 allowance may only be used in improving any of Tenant’s Premises and shall expire, if unused, July 1, 2018.

13.          HVAC Upper Limit Control: Landlord will install upper limit controls in the HVAC system which will automatically activate cooling during non-standard business hours if the ambient temperature in Tenant’s Premises reaches approximately 85° Fahrenheit.  The system will maintain ambient temperatures in the Premises not to exceed approximately 85° Fahrenheit.

14.          Parapet Signage:  Tenant shall also have the right to one (1), additional parapet sign on the Building exterior in a location mutually agreeable to Landlord and Tenant, on the east side of the Building facing Valley Avenue, subject to the approval of the City of Pleasanton.  Landlord and Tenant will comply with all governmental regulations and will be subject to any Project CC&R’s in connection with the parapet signage right described herein.  Parapet signage fabrication, installation, maintenance, repair and removal, as well as Building exterior restoration, shall be at Tenant’s sole expense.

15.          In-Premises Janitorial Service:  The Landlord shall allow Tenant to use their own janitorial service within their suites.  The Landlord will agree to give Tenant a rent credit equal to $0.06 per useable square foot per month.  Said credit will be issued in arrears on a monthly basis.

16.          Right of First Offer:  The Right of First Offer provided for in Section 11 of the Third Amendment to Office Building Lease is amended to also include vacant spaces on the first (1st) floor of the Building.

17.          Sixth Renewal Term.

(a)          Subject to the terms of this Section 16, Tenant shall have one (1) option (“Sixth Renewal Option”) to extend the Fifth Renewal Term of any or all of the Suite 300 Premises, Suite 100 Premises and the Fourth Expansion Premises for a consecutive period of sixty (60) months beyond the expiration of the Fifth Renewal Term (“Sixth Renewal Term”).  The Sixth Renewal Term is personal to Tenant and may not be exercised by any sublessee or assignee of Tenant.  The Sixth Renewal Option must be exercised, if at all, by written notice (“Election Notice”) from Tenant to Landlord given not more than three hundred sixty five (365) days and not less than two hundred and seventy (270) days prior to the expiration of the Fifth Renewal Term.  Any such Election Notice given by Tenant to Landlord shall be irrevocable.  The Sixth Renewal Option and Tenant’s delivery of an Election Notice shall be voidable and of no force or effect at the election of Landlord, exercised in Landlord’s sole and absolute discretion, if (i) an Event of Default is occurring under the Lease, as amended hereby, either at the time Tenant exercises the Sixth Renewal Option or as of the commencement of the Sixth Renewal Term, or (ii) there is an event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Lease, as amended hereby, either at the time of Tenant’s delivery of the Election Notice or at any time from the date of delivery of such Election Notice through the time of commencement of the Sixth Renewal Term or (iii) if there has been any materially adverse change in the financial condition of the Tenant, as of the commencement of the Sixth Renewal Term.  If Tenant fails to exercise the Sixth Renewal Option in a timely manner, as provided for above, then the Sixth Renewal Option shall be void and of no force and effect.  The validly exercised Sixth Renewal Term shall be upon the same terms and conditions as the Lease, as amended, except that: (x) the annual Base Rent during the Sixth Renewal Term shall be equal to the Fair Market Rent (as defined in the Second Amendment) as of the commencement of the Sixth Renewal Term; and (y) Tenant shall have no further renewal options pursuant to this Section 16 or any provision of the Lease.

(b)          No later than thirty (30) days prior to the commencement of the Sixth Renewal Term, Tenant shall deposit with Landlord an amount, that when taken together with the Security Deposit, equals the monthly Base Rent due for the last month of the Sixth Renewal Term.  Upon the commencement of the Sixth Renewal Term, the term “Security Deposit” shall automatically include such additional Security Deposit and such additional Security Deposit shall be held pursuant to the terms of Article 5 of the Lease.

18.          Security Deposit.  Pursuant to the Original Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment Tenant has deposited a total of Sixty-One Thousand, Eight Hundred and Forty-One and 63/100 Dollars ($61,841.63).  Upon execution of the Sixth Amendment to Office Building Lease, Tenant shall deposit with Landlord the additional sum of Twenty-Six Thousand and Forty and 35/100 ($26,040.35) an amount equal to the last months’ rent of the Fourth Expansion Premises.  The new sum, together with the original Security Deposit, shall be considered the “Security Deposit” and shall be subject to Article 5 of the Original Lease.

19.          Express Changes Only.  Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect and shall be incorporated herein.

20.          Brokers.  Tenant warrants that it has had no dealings with any real estate broker or agent, other than Colliers International, acting in its dual capacity on behalf of Landlord and Tenant.  Landlord shall pay Colliers International pursuant to a separate written agreement.  If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys’ fees and costs.

21.          Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument.  The execution of facsimiles of this Amendment shall be binding on the parties hereto.

22.          Entire Agreement.  There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment.  This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto.

LANDLORD:

WEST STATE CO, L.P.,
a California limited partnership

By:	/s/ Carl Zocchi
Name:	Carl Zocchi
Its:	General Partner

TENANT:

RIMINI STREET, INC.,
a Nevada corporation

By:	/s/ Thomas Shay
Name:	Thomas Shay
Its:	SVP and CIO

Exhibit A

Suite 246 Premises
Suite 240 Premises
Suite 200 Premises

Exhibit A1

Exhibit B1

(attached)

INSTALL 1-1/2" DIA STEEL PIPE 6" BELOW THE CEILING AT (4) EQUA-DISTANCE LOCATIONS THE FULL WIDTH OF THE ROOM.
INSULATE ALL THE WALLS AND CEILING ABOVE
INSTALL A SOUND BOOT ON THE HVAC VENTS
REMOVE THE 24/ 7 HVAC VENTS AND INSTALL BLDG STANDARD
INSTALL NEW CARPET TO MATCH EXISTING
CONNECT THIS OUTLET TO A DIMMER SWITCH\
INSTALL A BLACK CURTAIN ON CEILING MOUNTED TRACK THE FULL WIDTH OF THE ROOM TO COVER THE EXISTING ELEC EQUIPMENT
PAINT THIS WALL VIDEO BACKGROUND GREEN INCLUDING THE BASE. ALL OTHER WALLS TO BE PAINTED STUDIO WHITE.
INSTALL (2) BLDG STANDARD LIGHT FIXTURES
INSTALL AN "ON AIR" WALL SCONCE AT THIS LOCATION
THIS DOOR TO BE 7'-0" H
10'-10"
15'-5"
+96
+96
+96
+96
+96
+96
+96
+96

RIMINI STREET
PRELIMINARY SPACE PLAN - PARTIAL 3RD FLOOR

6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 13-056
7-18-13

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN

7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

REMOVE EXISTING MILLWORK AND SINK.
D/W
REMOVE THESE WALLS
REMOVE THIS DOOR.

RIMINI STREET
PRELIMINARY DEMO PLAN - PARTIAL 3RD FLOOR

6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 13-056
7-18-13

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN

7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

Exhibit B2

(attached)

INSTALL A NEW HERCULITE GLASS DOOR
INSTALL PREVIOUSLY REMOVED GLASS PANELS WHERE POSSIBLE AND INFILL THE REMAINING WITH NEW GLASS TO FIT
EXISTING CONFERENCE ROOM
NEW CONFERENCE ROOM
REMOVE EXISTING GLASS AND INSTALL A NEW INUSULATED GYP BD WALL. (SET ASIDE THE GLASS FOR REINSTALLATION)

RIMINI STREET - NEW CONFRERENCE ROOM
PRELIMINARY SPACE PLAN - PARTIAL 3RD FLOOR

6601 KOLL CENTER PARKWAY
PLEASANTON, CA
Job No: 13-056
8-20-13

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN

7901 STONERIDGE DRIVE, STE 550
PLEASANTON, CA 94588
925-225-0445
FAX 925-225-0492

Exhibit B3

(attached)

PHASE III
PHASE II
PHASE III
PHASE II
CONF ±14x20
OFF ±10x16
OFF ±10x16
OFF ±10x16
SERV ±9x14
OFF ±12x12
CONF ±15x16
OFF ±10x15
OFF ±11x16
OFF ±10x16
OFF ±12x14
OFF ±12x14
RECEPT ±12x18
STOR ±7x14
OPEN OFF ±26x51
CONF ±13x17
±13x16
OFF ±12x12
OFF ±15x15
±13x16
CONF ±10x14
OFF ±10x14
OFF ±11x14
OFF ±10x16
STOR ±8x11
STOR ±11x13
OFF ±11x12
OFF ±11x12
OFF ±11x12
OFF ±13x16
OFF ±11x12
OFF ±11x17

RIMINI STREET
REMODEL

Hopkins & Wall
ARCHITECTURE | INTERIOR DESIGN
PLEASANTON, CA

APPROVED DATE

ISSUE RECORD	DATE	BY

DRAWN/CHECKED BY:
JOB NUMBER:
CADD FILE NAME:

FOR REFERENCE ONLY

REF CEILING & POWER SIGNAL PLAN

A-101

PHASE III
PHASE II
PHASE III
PHASE II
CONF ±14x20
OFF ±10x16
OFF ±10x16
OFF ±10x16
SERV ±9x14
OFF ±12x12
CONF ±15x16
OFF ±10x16
OFF ±11x16
OFF ±10x16
OFF ±12x14
OFF ±12x14
RECEPT ±12x18
STOR ±7x14
OPEN OFF ±26x51
CONF ±13x17
BREAK ±13x18
OFF ±12x12
OFF ±15x16
CONF ±13x16
CONF ±10x14
OFF ±10x14
OFF ±11x14
CONF ±16x22
OFF ±10x16
OFF ±11x12
STOR ±9x14
OFF ±11x12
STOR ±11x13
OFF ±11x12
OFF ±13x16
OFF ±11x12
OFF ±11x17

RIMINI STREET REMODEL

Hopkins & Wall

ARCHITECTURE | INTERIOR DESIGN

APPROVED DATE

ISSUE RECORD	DATE	BY

FOR REFERENCE ONLY

DEMO & FLOOR PLAN

A-101